JULIUS BAER INVESTMENT FUNDS
JULIUS BAER GLOBAL EQUITY FUND INC.

Supplement dated May 23, 2008 to the
Statement of Additional Information datedFebruary 29, 2008

In the sub-section entitled, “PORTFOLIO INVESTMENTS – International Equity Fund”, within the section“DESCRIPTION OF THE FUNDS, THEIR INVESTMENTS AND RISKS” on page 3, the second paragraph is replaced with the following:

The Fund may invest up to 35% of its total net assets in emerging market securities.  (See page 13 of this SAI for a detailed discussion on investing in emerging markets).  The Fund’s exposure to emerging market securities, as of October 31, 2007, was 30.88% of its total net assets.  Please go to www.us-funds.juliusbaer.com for a more current percentage of the Fund invested in emerging markets.

In the sub-section entitled, “PORTFOLIO INVESTMENTS – International Equity Fund II”, within the section“DESCRIPTION OF THE FUNDS, THEIR INVESTMENTS AND RISKS” on page 4, the second paragraph is replaced with the following:

The Fund may invest up to 35% of its total net assets in emerging market securities.  (See page 13 of this SAI for a detailed discussion on investing in emerging markets).  The Fund’s exposure to emerging market securities, as of October 31, 2007, was 28.16% of its total net assets.  Please go to www.us-funds.juliusbaer.com for a more current percentage of the Fund invested in emerging markets.

In the sub-section entitled, “PORTFOLIO INVESTMENTS – Global Equity Fund”, within the section“DESCRIPTION OF THE FUNDS, THEIR INVESTMENTS AND RISKS” on page 8, the second paragraph is replaced with the following:

The Fund may invest up to 35% of its total net assets in the securities of issuers located in emerging markets.  (See page 13 of this SAI for a detailed discussion on investing in emerging markets).  The Fund’s exposure to emerging market securities, as of October 31, 2007, was 14.72% of its total net assets.  Please go to www.us-funds.juliusbaer.com for a more current percentage of the Fund invested in emerging markets.

In the sub-section entitled, “Emerging Markets”, within the section“COMMON INVESTMENT STRATEGIES” on page 13, the first sentence of the first paragraph is replaced with the following:

The International Equity Fund, International Equity Fund II and Global Equity Fund may each invest up to 35% of total net assets in emerging market securities.

In the sub-section entitled, “Illiquid Securities”, within the section“COMMON INVESTMENT STRATEGIES” on page 24, the first sentence of the first paragraph is replaced with the following:

Each Fund may purchase illiquid securities in an amount not to exceed 15% of its total assets.

In the section entitled,“INVESTMENT LIMITATIONS” on page 29, the heading for the sub-section, “For the Total Return Bond Fund and the International Equity Fund”is revised to read “For the Total Return Bond Fund” and the first sentence of the first paragraph is replaced with the following:

The investment limitations numbered 1 through 11 have been adopted with respect to the Total Return Bond Fund as fundamental policies and may not be changed with respect to a Fund without the affirmative vote of the holders of a majority of the Fund’s outstanding shares.

In the section entitled,“INVESTMENT LIMITATIONS” on page 29, the following text is added immediately following the eleventh numbered paragraph:

For the International Equity Fund

The investment limitations numbered 1 through 11 have been adopted with respect to the International Equity Fund as fundamental policies and may not be changed with respect to a Fund without the affirmative vote of the holders of a majority of the Fund’s outstanding shares.  Such majority is defined as the lesser of (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares.

The Fund may not:

1.
Borrow money or issue senior securities except that a Fund may borrow from banks for temporary or emergency purposes, and not for leveraging, and then in amounts not in excess of 30% of the value of the Fund’s total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any bank borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund’s total assets at the time of such borrowing.  Whenever such borrowings exceed 5% of the value of the Fund’s total assets, the Fund will not make any investments (including roll-overs).  For purposes of this restriction, (a) the deposit of assets in escrow in connection with the purchase of securities on a when-issued or delayed-delivery basis and (b) collateral arrangements with respect to options, futures or forward currency contracts will not be deemed to be borrowings or pledges of the Fund’s assets.

2.
Purchase any securities which would cause 25% or more of the value of the Fund’s total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. government securities.

3.
Make loans, except that the Fund may purchase or hold publicly distributed fixed-income securities, lend portfolio securities in an amount not exceeding 33-1/3% of the Fund’s net assets and enter into repurchase agreements.

4.
Underwrite any issue of securities except to the extent that the investment in restricted securities and the purchase of fixed-income securities directly from the issuer thereof in accordance with the Fund’s investment objective, policies and limitations may be deemed to be underwriting.

5.
Purchase or sell real estate except that the Fund may (i) hold and sell real estate acquired as a result of the Fund’s ownership of securities or other instruments; (ii) purchase or sell securities or other instruments backed by real estate, or interests in real estate; and (iii) purchase or sell securities of entities or investment vehicles, including REITs, that invest, deal or otherwise engage in transactions in real estate or interests in real estate.

Purchase or sell physical commodities except that the Fund may (i) hold and sell physical commodities acquired as a result of the Fund’s ownership of securities or other instruments; (ii) purchase or sell securities or other instruments backed by physical commodities; (iii) purchase or sell options, and (iv) purchase or sell futures contracts.

6.
Make short sales of securities or maintain a short position, except that the Fund may maintain short positions in forward currency contracts, options and futures contracts and make short sales “against the box.”

7.
Purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except that the Fund may (a) purchase or write options on securities, indices, commodities and currencies and (b) purchase or write options on futures contracts.

8.	Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.

9.
Purchase more than 10% of the voting securities of any one issuer, more than 10% of the securities of any class of any one issuer or more than 10% of the outstanding debt securities of any one issuer; provided that this limitation shall not apply to investments in U.S. government securities.

10.
Purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities.  For purposes of this restriction, the maintenance of margin in connection with options, forward contracts and futures contracts or related options will not be deemed to be a purchase of securities on margin.

11.
Invest more than 15% of the value of the Fund’s total assets in securities, which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations.  For purposes of this limitation, (a) repurchase agreements with maturities greater than seven days and (b) time deposits maturing in more than seven calendar days shall be considered illiquid.